UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2016

COMMUNITY HEALTHCARE TRUST INCORPORATED
(Exact Name of Registrant as Specified in Charter)

MARYLAND	001-37401	46-5212033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3326 Aspen Grove Drive, Suite 150, Franklin, Tennessee 37067
(Address of principal executive offices) (Zip Code)

(615) 771-3052
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On November 1, 2016, the Board of Directors (the “Board”) of Community Healthcare Trust Incorporated (the “Company”), at the recommendation of the compensation committee of the Board (the “Committee”), approved and adopted each of the Amended and Restated Alignment of Interest Program (the “Restated Alignment Program”) and the Amended and Restated Executive Officer Incentive Program (the “Restated Officer Program”).
Restated Alignment Program
The principal change in the Restated Alignment Program is to reserve 500,000 shares of the Company’s common stock, par value $0.01 per share, to be issued under this program (the “Program Pool”) as Acquisition Shares (as defined below). Previously, shares of restricted common stock of the Company issued to employees under the Restated Alignment Program in exchange for such employee’s cash compensation (“Acquisition Shares”) were issued from the pool of shares created and reserved for issuance under Section 3.1 of the 2014 Incentive Plan (the “Plan Pool”). The Restated Alignment Program now requires that Acquisition Shares be issued from the Program Pool going forward instead of from the Plan Pool.
The foregoing description of the Restated Alignment Program is qualified in its entirety by reference to the Amended and Restated Alignment of Interest Program, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item. The foregoing description of the Restated Alignment Program does not purport to be complete and is qualified in its entirety by reference to such exhibits.
Restated Officer Program
The principal change in the Restated Officer Program from the initial Officer Incentive Program is to limit participation in this program to only executive officers of the Company. Under the Restated Officer Program, executive officers of the Company may be issued awards in the form of cash or restricted stock. Further, the revisions to the Restated Officer Program adjusted fair market value determination dates for calculating total shareholder return awards and conformed the peer group to the peer group chosen by the Committee’s compensation consultant.
The foregoing description of the Restated Officer Program is qualified in its entirety by reference to the Amended and Restated Executive Officer Incentive Program, which is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference into this Item. The foregoing description of the Restated Officer Program does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibits
10.1	Amended and Restated Alignment of Interest Program
10.2	Amended and Restated Executive Officer Incentive Program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTHCARE TRUST INCORPORATED

	By:	/s/ W. Page Barnes W. Page Barnes Executive Vice President and Chief Financial Officer
Date: November 4, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
10.1	Amended and Restated Alignment of Interest Program
10.2	Amended and Restated Executive Officer Incentive Program

4